INCREMENTAL LOAN AGREEMENT NO. 1

INCREMENTAL LOAN AGREEMENT NO. 1 (this “Agreement”) dated as of April 16, 2014 is among Energy Transfer Equity, L.P., a Delaware limited partnership (the “Borrower”), the Restricted Persons party hereto, Credit Suisse AG, Cayman Islands Branch (the “Incremental Commitment Lender”), and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS
A.    The Borrower, the Lenders and the Administrative Agent are parties to that certain Senior Secured Term Loan Agreement (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), dated as of December 2, 2013 (the “Closing Date”).
B.    The Credit Agreement provides in Section 2.12(a) thereof that the Borrower may increase the Commitments by adding to the Credit Agreement one or more new Lenders to the Credit Agreement or by allowing one or more Lenders under the Credit Agreement to increase their respective Commitments, in each case, by delivering to the Administrative Agent an Incremental Loan Agreement executed by the Borrower, the Administrative Agent and any Lenders agreeing to provide new Commitments or increase existing Commitments, as the case may be.
C.    The Incremental Commitment Lender now desires to become a party to the Credit Agreement.
D.    NOW, THEREFORE, each of the undersigned hereby agrees as follows:
1.    Defined Terms. Unless otherwise defined herein or the context otherwise requires, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Agreement.

2.     Incremental Loans.
(a)     Incremental Loans. Subject to and upon the terms and conditions set forth herein, the Incremental Commitment Lender agrees to make, on the Increase Effective Date (as defined below), a loan in dollars to the Borrower in an amount equal to the commitment amount set forth next to its name in Annex A hereto under the caption “Incremental Commitment” (each, an “Incremental Loan”). The Incremental Loans will be priced at 99% of par and constitute the same class of Loans under the Credit Agreement as the Loans made prior to the date hereof. The Incremental Loans shall be “Loans” and “Incremental Loans” for all purposes of the Credit Agreement and the other Loan Documents. The Incremental Loans may be repaid or prepaid in accordance with the provisions of the Credit Agreement and this Agreement, but once repaid or prepaid may not be reborrowed.

(b)     Joinder.
(i)    The Incremental Commitment Lender hereby agrees (i) to become a Lender under the Credit Agreement as of the Increase Effective Date and (ii) that it shall be deemed to be, and hereby becomes as of the Increase Effective Date, a party in all respect to the Credit Agreement and the other Loan Documents to which the Lenders are party and shall have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.
(ii)    The address for notices the Incremental Commitment Lender for the purposes of the Credit Agreement is as specified opposite its name on Annex A hereto.
(c)     Use of Proceeds. The Incremental Loans shall be used solely (i) to pay upfront fees with respect to the Incremental Loans and this Agreement and (ii) for working capital and other lawful corporate purposes.

3.     Applicable Rate. The Applicable Rate for each Incremental Loan shall be the Applicable Rate for existing Loans, as set forth in the definition of “Applicable Rate” in the Credit Agreement.

4.    Repayment of the Incremental Loans. The Borrower agrees to repay to the Administrative Agent, for the benefit of each Lender, the Incremental Loans in accordance with Section 2.05(d) of the Credit Agreement as such provision applies to the Loans generally.

5.    Agreement Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received all of the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)    an original counterpart of this Agreement, duly executed by the Borrower, each other Restricted Person (other than ETP GP and Regency GP), the Incremental Commitment Lender and acknowledged by the Administrative Agent;
(ii)    a Note executed by the Borrower in favor of the Incremental Commitment Lender (solely to the extent the Incremental Commitment Lender requests the same) reasonably in advance of the Increase Effective Date;
(iii)    a certificate dated as of the Increase Effective Date, signed by a Responsible Officer of the Borrower certifying that each of the conditions to the increase of Commitments contemplated in this Agreement and as set forth in Section 2.12 of the Credit Agreement shall have occurred and been complied with and that no Default or Event of Default shall have occurred and be continuing or would result from the borrowings to be made on the Increase Effective Date;
(iv)    a certificate dated as of the Increase Effective Date, signed by Responsible Officers of the Borrower and each Restricted Person certifying that attached thereto is a true and complete copy of (a) its charter (or similar formation document) (or that there have been no changes to its charter (or similar formation document) since delivery thereof to Administrative Agent on the Closing Date except as attached to such certificate), (b) a good standing certificate from its state of organization dated as of a recent date, (c) its bylaws (or similar governing document) (or that there have been no changes to its bylaws (or similar governing document) since delivery thereof to Administrative Agent on the Closing Date except as attached to such certificate), (d) resolutions of its board of directors or other governing body approving and authorizing its execution, delivery and performance of this Agreement, and (e) signature and incumbency certificates of its officers authorized to act as Responsible Officers in connection with this Agreement (or that there have been no changes to the incumbency certificates delivered to Administrative Agent on the Closing Date except as set forth in such certificate);
(v)    a solvency certificate substantially in the form of Exhibit D to the Credit Agreement (revised to reflect the requirements of this Section 5(a)(v) and accounting for the consummation of the transactions contemplated hereby) by the Chief Financial Officer of the Borrower; and
(vi)    a favorable opinion of each of (a) Latham & Watkins LLP, counsel to the Restricted Persons, and (b) the General Counsel of ETP, LLC, in each case in form and substance reasonably satisfactory to the Administrative Agent, relating to this Agreement and any Restricted Persons’ consent to this Agreement, addressed to the Administrative Agent and each Lender, and the Borrower hereby requests such counsel to deliver such opinion.
(b)    The Borrower shall have paid all fees required to be paid to the Lenders and the Administrative Agent on or before the Closing Date and all other reasonable fees and expenses, including all fees, charges and disbursements of counsel to the Administrative Agent payable pursuant to the terms of the Credit Agreement to the extent invoiced at least one (1) day prior to the Increase Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Increase Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

(c)    The Incremental Commitment Lender shall have received at least three (3) Business Days prior to the Increase Effective Date, to the extent requested at least five (5) days prior to the Increase Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
The date on which such conditions have been satisfied (or waived) is referred to herein as the “Increase Effective Date”.
6.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Incremental Commitment Lender as follows:
(a)    This Agreement has been duly authorized by all necessary limited partnership action and constitutes the binding obligation of the Borrower.
(b)    The Borrower and each Restricted Person party hereto has duly taken all action necessary to authorize the execution and delivery by it of this Agreement and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder.
(c)    The execution and delivery by the Borrower and each Restricted Person party hereto of this Agreement, the performance by each of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of the Borrower, any of its Subsidiaries or the General Partner, (C) any agreement governing material Indebtedness for borrowed money of the Restricted Persons or (D) any other material agreement, judgment, license, order or permit applicable to or binding upon the Borrower, any of its Restricted Subsidiaries or the General Partner, (ii) result in the acceleration of any material Indebtedness owed by the Borrower, any of its Restricted Subsidiaries or the General Partner, or (iii) result in or require the creation of any Lien upon any assets or properties of the Borrower, any of its Restricted Subsidiaries or the General Partner. No permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of this Agreement or to consummate any transactions contemplated hereby.
(e)     After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.
7.    Confirmation of Loan Documents.    By its execution on the respective signature lines provided below, as of the Increase Effective Date, each of the Restricted Persons party hereto hereby confirms and ratifies all of its obligations and the Liens granted by it under the Loan

Documents (in each case, as modified hereby as of such date) to which it is a party, represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be complete and correct in all material respects as of such specified earlier date and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of such date without impairing any such obligations or Liens in any respect.
8.    Effect of Agreement.     Except as expressly provided herein, (a) the Incremental Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents that apply to “Loans” and “Incremental Loans” thereunder and (b) all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. On and after the Increase Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement, as supplemented by this Agreement. On and after the Increase Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Increase Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as supplemented by this Agreement.
9.    Confidentiality. The parties hereto agree that all information received from the Borrower or any Subsidiary in connection with this Agreement shall be deemed to constitute Information, for purposes of Section 10.07 of the Credit Agreement, regardless of whether such information was clearly identified at the time of delivery as confidential.
10.    Counterparts. This Agreement may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.
11.    References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular article, section or provision of this Agreement.
12.    Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Agreement.
13.    Governing Law. This Agreement is governed by and will be construed in accordance with the law of the State of New York.

14.    Final Agreement of the Parties. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

ENERGY TRANSFER EQUITY, L.P.
By: LE GP, LLC, its general partner

ETE GP ACQUIRER LLC
By: Energy Transfer Equity, L.P., its sole member
By: LE GP, LLC, its general partner

ETE SERVICES COMPANY, LLC
By: Energy Transfer Equity, L.P., its sole member
By: LE GP, LLC, its general partner

ETE COMMON HOLDINGS MEMBER, LLC

ETE COMMON HOLDINGS, LLC

By:/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

[Signature Page to Incremental Loan Agreement No. 1]

ENERGY TRANSFER PARTNERS, L.L.C.

By:    /s/ Martin Salinas Jr.
Martin Salinas Jr.
Chief Financial Officer

[Signature Page to Incremental Loan Agreement No. 1]

REGENCY GP LLC

REGENCY EMPLOYEES MANAGEMENT HOLDINGS LLC
By: Regency GP LP, its sole member
By: Regency GP LLC, its general partner

REGENCY EMPLOYEES MANAGEMENT LLC
By: Regency GP LLC
AND
By: Regency Employee Management Holdings, LLC, its members
By: Regency GP LP, its sole member
By: Regency GP LLC, its general partner

By:/s/ Michael J. Bradley
Michael J. Bradley
President and Chief Executive Officer

[Signature Page to Incremental Loan Agreement No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Incremental Commitment Lender
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Incremental Loan Agreement No. 1]

Acknowledged:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:    ____________________________
Name:
Title:

By:    ____________________________
Name:
Title:

[Signature Page to Incremental Loan Agrement No. 1]

Annex A
COMMITMENTS

Incremental Commitment Lender	Incremental Commitment	Address for Notices
Credit Suisse AG, Cayman Islands Branch	$400,000,000.00	Credit Suisse AG Loan Operations - Agency Manager Eleven Madison Avenue New York, NY 10010 Attention: Sean Portrait Facsimile: (212) 322-2291 Email: agency.loanops@credit-suisse.com
TOTAL	$400,000,000.00